UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 6, 2024

BERRY GLOBAL GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	1-35672	20-5234618
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Oakley Street

Evansville, Indiana 47710

(Address of principal executive offices / Zip Code)

(812) 424-2904

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BERY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 6, 2024, Berry Global Group, Inc., a Delaware corporation (the “Company”), and Treasure Holdco, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Spinco”), entered into certain definitive agreements with Glatfelter Corporation, a Pennsylvania corporation (“Glatfelter”), Treasure Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of Glatfelter (“First Merger Sub”), and Treasure Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of Glatfelter (“Second Merger Sub” and together with First Merger Sub, the “Merger Subs”). The definitive agreements provide for a series of transactions pursuant to which, among other things, the Company will transfer the business, operations and activities that constitute the majority of its Health, Hygiene and Specialties segment to include its global nonwovens and hygiene films business of the Company (the “(“HHNF Business”) to Spinco, subject to the terms and conditions set forth in the definitive agreements (the “Separation”). In connection with the Separation, Spinco will assume certain debt of the HHNF Business and will make certain cash distributions to the Company. After the Separation, the Company will distribute to its stockholders 100% of the issued and outstanding shares of common stock, par value $0.01 per share, of Spinco (the “Spinco Common Stock”) held by the Company by way of either a pro rata dividend or, with Glatfelter’s consent, an exchange offer (the “Distribution”). After the Distribution, First Merger Sub will be merged with and into Spinco (the “First Merger”), with Spinco as the surviving corporation and a wholly owned subsidiary of Glatfelter, immediately following which Spinco will be merged with and into Second Merger Sub, with Second Merger Sub as the surviving limited liability company and a wholly owned subsidiary of Glatfelter (collectively, the “Merger”). Following the completion of the First Merger, the holders of the shares of common stock, par value $1.00 per share, of the Company (the “Company Common Stock”) (as holders of Spinco Common Stock immediately following the Distribution) will own 90% of the outstanding capital stock of Glatfelter, and shareholders of Glatfelter will own 10% of the outstanding capital stock of Glatfelter, on a fully diluted basis. The transactions are expected to be tax-free to stockholders of the Company and shareholders of Glatfelter, for U.S. federal income tax purposes, except to the extent that cash is paid to stockholders of the Company in lieu of fractional shares in the Distribution or the Merger. Prior to the closing, the Company will seek to obtain a private letter ruling from the Internal Revenue Service (the “IRS”) that the transactions (including the Separation and the Distribution) will qualify as a tax-free reorganization under the Internal Revenue Code (the “Code”).

The definitive agreements entered into in connection with the transactions include (1) an RMT Transaction Agreement, dated February 6, 2024 (the “RMT Transaction Agreement”), by and among the Company, Spinco, Glatfelter and Merger Subs, (2) a Separation and Distribution Agreement, dated February 6, 2024 (the “Separation Agreement”), by and among the Company, Spinco and Glatfelter, (3) an Employee Matters Agreement, dated as of February 6, 2024, by and among the Company, Spinco and Glatfelter, and (4) a Tax Matters Agreement, dated as of February 6, 2024, by and among the Company, Spinco and Glatfelter.

The Separation Agreement

The Separation Agreement sets forth the terms and conditions regarding the Separation of the HHNF Business from the Company. The Separation Agreement identifies and provides for the transfer of certain assets of the Company to Spinco and the assumption of certain liabilities of the Company by Spinco. The Separation Agreement further allocates other assets between Spinco and the Company and provides for various continuing relationships between the Company’s group of companies and Spinco’s group of companies.

The Separation Agreement also governs the rights and obligations of the Company and Spinco regarding the Distribution. Pursuant to the Separation Agreement, the Distribution may be effected (i) by means of a pro rata dividend of Spinco Common Stock to the Company’s stockholders (the “Spin-Off”) or (ii) with Glatfelter’s consent, by way of an offer to exchange shares of Spinco Common Stock for outstanding shares of Company Common Stock (the “Exchange Offer”), followed by a pro rata, clean-up distribution to the Company’s stockholders of the unsubscribed shares of Spinco Common Stock held by the Company that were not exchanged in the Exchange Offer.

In connection with the Separation, Spinco will (1) assume debt of the HHNF Business, and (2) pay a cash dividend to the Company (the “Spinco Special Cash Payment”).

Consummation of the Distribution is subject to various conditions, including, among other things, (1) the substantial completion of the Separation and payment by Spinco to the Company of the Spinco Special Cash Payment, (2) the satisfaction or waiver of all conditions under the RMT Transaction Agreement, and (3) the delivery to the board of directors of the Company of a solvency opinion by an independent appraisal firm in respect of the solvency of Spinco and the solvency and surplus of the Company (such solvency opinion to be reasonably acceptable to the Company).

In addition to the foregoing, the Separation Agreement also contains numerous other provisions relating to certain ongoing relationships among the parties, including indemnification, sharing of financial information, treatment of nonpublic information, corporate records, assistance in litigation and dispute resolution.

The RMT Transaction Agreement

Pursuant to the RMT Transaction Agreement, immediately following the consummation of the Distribution, First Merger Sub will be merged with and into Spinco, with Spinco surviving as a wholly owned subsidiary of Glatfelter, immediately following which Spinco will be merged with and into Second Merger Sub, with Second Merger Sub surviving as a wholly owned subsidiary of Glatfelter. On the closing date and prior to the effective time of the Merger, Glatfelter will amend and restate its articles of incorporation to effect a reverse stock split and to authorize additional shares of its common stock in order to ensure a sufficient number of shares are available for issuance to holders of the Company Common Stock in connection with the Merger.

As a result of the First Merger, each share of Spinco Common Stock then issued and outstanding (other than each share of Spinco Common Stock held by Spinco as treasury stock or by Spinco or its subsidiaries, which will be cancelled without consideration) will automatically be converted into and become exchangeable for the right to receive a number of shares of Glatfelter common stock such that the aggregate number of shares of Glatfelter common stock issued to the holders of Company Common Stock as a result of the Merger represent 90% of the outstanding shares of Glatfelter common stock following the completion of the Merger. Glatfelter shareholders will continue to hold 10% of the outstanding shares of Glatfelter common stock following completion of the Merger.

The RMT Transaction Agreement also provides that, as of immediately following the effective time of the Merger, Glatfelter will set the size of its board of directors (the “Glatfelter Board”) at nine members, consisting of the Chief Executive Officer of Glatfelter as of the effective time of the Merger plus five additional directors designated by the Company’s board of directors, plus three directors designated by Glatfelter’s board of directors. In addition, the RMT Transaction Agreement provides that Curt Begle, the current President of the Company’s Health, Hygiene & Specialties Division, will be appointed as Chief Executive Officer of the combined company.

Completion of the Merger is subject to the satisfaction or waiver of certain closing conditions, including, among other things, (1) consummation of the Distribution; (2) approval of the required transactions by Glatfelter’s shareholders; (3) the listing of Glatfelter common stock issuable to holders of Spinco Common Stock on the NYSE; (4) receipt of applicable regulatory approvals, including the expiration or early termination of the statutory waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other required regulatory approvals; (5) the absence of any law or order prohibiting the consummation of the transactions; (6) the effectiveness of the registration statements to be filed by Glatfelter and Spinco with the Securities and Exchange Commission (the “SEC”) pursuant to the RMT Transaction Agreement; (7) the absence of any material adverse effect (as defined in the RMT Transaction Agreement) on either the HHNF Business or Glatfelter; (8) the receipt of a private letter ruling from the IRS to the effect that the Distribution and certain related transactions will qualify for tax-free treatment under the Code; and (9) the Company’s receipt of the Spinco Special Cash Payment in accordance with the terms of the Separation Agreement.

The Company, Spinco, Glatfelter and Merger Subs each make certain customary representations, warranties and covenants, as applicable under the circumstances, in the RMT Transaction Agreement.

In addition, Glatfelter and the Company have agreed, among other things, that neither they nor any of their subsidiaries will (1) solicit alternative transactions or (2) enter into discussions concerning, or provide information or data in connection with, alternative transactions, except under limited circumstances described in the RMT Transaction Agreement. Glatfelter has agreed that it will be obligated to hold a meeting of its shareholders to vote on the transaction even if the board of directors of Glatfelter has made an RMT Partner Change of Recommendation (as defined in the RMT Transaction Agreement). However, in certain circumstances after the occurrence of a triggering event (as further described in the RMT Transaction Agreement), the Company or Glatfelter may terminate the RMT Transaction Agreement to enter into definitive agreements for a Spinco Superior Proposal or an RMT Partner Superior Proposal, respectively (each as defined in the RMT Transaction Agreement).

The RMT Transaction Agreement also contains covenants relating to obtaining financing for the various payments and issuances that Spinco will be making in connection with the transactions contemplated by the RMT Transaction Agreement and the Separation Agreement.

The RMT Transaction Agreement contains certain customary termination rights for the Company and Glatfelter, including, without limitation, a right for either party to terminate the RMT Transaction Agreement if the Merger is not consummated on or before the earlier of (1) August 6, 2025, and (2) 45 days prior to the one-year anniversary of the expiration or termination of the waiting period under the HSR Act (the “Outside Date”). Upon the termination of the RMT Transaction Agreement under specified circumstances, Glatfelter will be required to pay the Company a termination fee of $10 million, or the Company will be required to pay Glatfelter a termination fee of $10 million. Such circumstances would be in connection with certain terminations related to or following an RMT Partner Superior Proposal, a Spinco Superior Proposal or an Intervening Event (each as defined in the RMT Transaction Agreement).

The RMT Transaction Agreement also provides the methodology by which certain expenses will be borne.

The Commitment Letter

On February 6, 2024, Spinco entered into a commitment letter (the “Commitment Letter”), by and among Spinco, Citigroup Global Markets Inc. (“Citi”), Wells Fargo Bank, National Association (“WF”) and Wells Fargo Securities, LLC (“WF Securities”), pursuant to which (i) Citi and WF commit to provide to Spinco a seven year first priority, senior secured term loan credit facility in the principal amount of $1,585 million (the “Term Loan Facility”), and (ii) Citi and WF Securities commit to provide to Spinco a five (5) year first priority, senior secured revolving credit facility in the principal amount of $250 million (the “ABL Facility”). The proceeds of the Term Loan Facility will be used by Spinco on the closing date to repay certain existing indebtedness of Glatfelter, repay certain obligations of Spinco owing to certain subsidiaries of the Company, and to pay transaction fees and expenses related to the foregoing and the Merger. The proceeds of the ABL Facility will be used for Spinco’s general corporate purposes. The commitments under the Commitment Letter are subject to customary closing conditions.

The above descriptions of the RMT Transaction Agreement, the Separation Agreement and the Commitment Letter have been included, to provide investors and securityholders with information regarding the terms of such agreements. They are not intended to provide any other factual information about the Company, Glatfelter or Spinco, or their respective subsidiaries or affiliates. The RMT Transaction Agreement and the Separation Agreement each contain representations and warranties that the Company and Spinco, on the one hand, and Glatfelter and Merger Subs on the other hand, made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contracts between the parties to such agreements and may be subject to important qualifications and limitations agreed by the parties in connection with negotiating the terms of such agreements. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. For the foregoing reasons, such representations and warranties should not be relied upon as statements of factual information.

Item 7.01.	Regulation FD Disclosure.

On February 7, 2024, the Company and Glatfelter issued a joint press release announcing the parties’ entry into definitive agreements in connection with a Reverse Morris Trust transaction. A copy of this press release is furnished on Exhibit 99.1 hereto and is incorporated herein by reference.

On February 7, 2024, the Company and Glatfelter held a joint investor call relating to the transactions contemplated by the definitive agreements. The Company and Glatfelter made available on the investor relations section of their respective websites an investor presentation in connection with the investor call. A copy of the investor presentation is furnished on Exhibit 99.2 hereto and is incorporated herein by reference.

The information in this Item 7.01, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933 as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Concerning Forward-Looking Statements

Statements in this release that are not historical, including statements relating the expected timing, completion and effects of the proposed transaction between Berry and Glatfelter, are considered “forward looking” within the meaning of the federal securities laws and are presented pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “would,” “could,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “outlook,” “anticipates” or “looking forward,” or similar expressions that relate to strategy, plans, intentions, or expectations. All statements relating to estimates and statements about the expected timing and structure of the proposed transaction, the ability of the parties to complete the proposed transaction, benefits of the transaction, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts are forward-looking statements. In addition, senior management of Berry and Glatfelter, from time to time make forward-looking public statements concerning expected future operations and performance and other developments.

Actual results may differ materially from those that are expected due to a variety of factors, including without limitation: the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction; the risk that Glatfelter shareholders may not approve the transaction proposals; the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated; risks that any of the other closing conditions to the proposed transaction may not be satisfied in a timely manner; risks that the anticipated tax treatment of the proposed transaction is not obtained; risks related to potential litigation brought in connection with the proposed transaction; uncertainties as to the timing of the consummation of the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; risks and costs related to the implementation of the separation of Berry’s HHNF Business into a new entity (“Spinco”), including timing anticipated to complete the separation; any changes to the configuration of the businesses included in the separation if implemented; the risk that the integration of the combined companies is more difficult, time consuming or costly than expected; risks related to financial community and rating agency perceptions of each of Berry and Glatfelter and its business, operations, financial condition and the industry in which they operate; risks related to disruption of management time from ongoing business operations due to the proposed transaction; failure to realize the benefits expected from the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on the ability of the parties to retain customers and retain and hire key personnel and maintain relationships with their counterparties, and on their operating results and businesses generally; and other risk factors detailed from time to time in Glatfelter’s and Berry’s reports filed with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the registration statements, proxy statement/prospectus and other documents that will be filed with the SEC in connection with the proposed transaction. The foregoing list of important factors may not contain all of the material factors that are important to you. New factors may emerge from time to time, and it is not possible to either predict new factors or assess the potential effect of any such new factors. Accordingly, readers should not place undue reliance on those statements. All forward-looking statements are based upon information available as of the date hereof. All forward-looking statements are made only as of the date hereof and neither Berry nor Glatfelter undertake any obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Non-GAAP Financial Information

Non-GAAP financial information included within this current report and accompanying materials is provided as a complement to the results provided in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Due to high variability and difficulty in predicting items that impact cash from operating activities and capital expenditures, the Company is not able to provide a reconciliation between projected free cash flow and the most comparable GAAP metric without unreasonable effort.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between Berry and Glatfelter. In connection with the proposed transaction, Berry and Glatfelter intend to file relevant materials with the SEC, including a registration statement on Form S-4 by Glatfelter that will contain a proxy statement/prospectus relating to the proposed transaction. In addition, Spinco expects to file a registration statement in connection with its separation from Berry. This communication is not a substitute for the registration statements, proxy statement/prospectus or any other document which Berry and/or Glatfelter may file with the SEC. STOCKHOLDERS OF BERRY AND GLATFELTER ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain copies of the registration statements and proxy statement/prospectus (when available) as well as other filings containing information about Berry and Glatfelter, as well as the Spinco, without charge, at the SEC’s website, http://www.sec.gov. Copies of documents filed with the SEC by Berry or the Spinco will be made available free of charge on Berry’s investor relations website at https://ir.berryglobal.com. Copies of documents filed with the SEC by Glatfelter will be made available free of charge on Glatfelter's investor relations website at https://www.glatfelter.com/investors.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to sell, subscribe for or buy, or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offer or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in Solicitation

Berry and its directors and executive officers, and Glatfelter and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Glatfelter capital stock and/or the offering of securities in respect of the proposed transaction. Information about the directors and executive officers of Berry, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth under the caption “Security Ownership of Beneficial Owners and Management” in the definitive proxy statement for Berry’s 2024 Annual Meeting of Stockholders, which was filed with the SEC on January 4, 2024 (https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001378992/000110465924001073/tm2325571d6_def14a.htm). Information about the directors and executive officers of Glatfelter including a description of their direct or indirect interests, by security holdings or otherwise, is set forth under the caption “Ownership of Company Stock” in the proxy statement for Glatfelter's 2023 Annual Meeting of Shareholders, which was filed with the SEC on March 31, 2023 (https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0000041719/000004171923000012/glt-20230331.htm). In addition, Curt Begle, the current President of Berry’s Health, Hygiene & Specialties Division, will be appointed as Chief Executive Officer of the combined company. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Joint Press Release dated February 7, 2024.
99.2	Joint Investor Presentation dated February 7, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERRY GLOBAL GROUP, INC.
(Registrant)

Dated: February 7, 2024	By:	/s/ Jason K. Greene
	Name:	Jason K. Greene
	Title:	Executive Vice President, Chief Legal Officer and Secretary